UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

QUALITY SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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# *** Exercise Your *Right* to Vote ***

## Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 14, 2018

**QUALITY SYSTEMS, INC.**

QUALITY SYSTEMS, INC.
ATTN: JEFFREY D. LINTON
18111 VON KARMAN AVE., STE 800
IRVINE, CA 92612-1007

### Meeting Information

**Meeting Type:** Annual Meeting
**For holders as of:** June 18, 2018
**Date:** August 14, 2018 **Time:** 9:00 AM LST
**Location:** The Marriott Hotel
18000 Von Karman Ave
Irvine, CA 92612

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

**See the reverse side of this notice to obtain proxy materials and voting instructions.**

0000384999_1 R1.0.1.17

Please Choose One of the Following Voting Methods   Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession   of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special   requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.   Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box   marked by the arrow available and follow the instructions.   Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.   How To Vote   .   Before You Vote   How to Access the Proxy Materials   Proxy Materials Available to VIEW or RECEIVE:   How to View Online:   Have the information that is printed in the box marked by the arrow (located on the   following page) and visit: www.proxyvote.com.   How to Request and Receive a PAPER or E-MAIL Copy:   If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for   requesting a copy. Please choose one of the following methods to make your request:   1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com   * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked   by the arrow (located on the following page) in the subject line.   .   .   0000384999_2 R1.0.1.17   1. Notice & Proxy Statement 2. Form 10-K   Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment   advisor. Please make the request as instructed above on or before July 31, 2018 to facilitate timely delivery.

Voting items   0000384999_3 R1.0.1.17   The Board of Directors recommends you vote   FOR the following:   1. Election of Directors - Proposal 1   Nominees   01 Rusty Frantz 02 Craig A. Barbarosh 03 George H. Bristol 04 Julie D. Klapstein 05 James C. Malone   06 Jeffrey H. Margolis 07 Morris Panner 08 Sheldon Razin 09 Lance E. Rosenzweig   The Board of Directors recommends you vote FOR proposals 2 and 3.   2. Advisory vote to approve the compensation of our named executive officers (Say-on-Pay).   3. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting   firm for the fiscal year ending March 31, 2019.   NOTE: Such other business as may properly come before the meeting or any adjournment thereof.